Filed Pursuant to Rule 497
File No. 333-209622

FS GLOBAL CREDIT OPPORTUNITIES FUND—T

Supplement dated May 19, 2017

to

Prospectus dated April 29, 2016

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Global Credit Opportunities Fund—T (the “Company”), dated April 29, 2016, as supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Types of Investments and Related Risks” beginning on page 43 of the Prospectus before you decide to invest in the Company’s Shares.

Share Repurchase Program

On May 15, 2017, our board of trustees amended the Company’s share repurchase program so that the maximum number of Shares to be repurchased in any repurchase offer will not exceed (1) the greater of (x) the number of Shares that the Company can repurchase with the proceeds it receives from the sale of Shares under its distribution reinvestment plan during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase Shares on each previous repurchase date for tender offers conducted during such period) and (y) the number of Shares that the Company can repurchase with the proceeds it receives from the sale of Shares under its distribution reinvestment plan during three-month period ending on the expiration date of such repurchase offer and (2) the aggregate proceeds it has received from the sale of Shares at the previous two Weekly Closings that occurred immediately prior to the date of repurchase. In addition, the Company will limit the number of Shares to be repurchased in any calendar year to 20% of the weighted average number of Shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of Shares that the Company offers to repurchase may be less in light of the limitations noted above. In addition, Shares may be subject to a contingent deferred sales charge.